Exhibit 10.23



                        CALIFORNIA WATER SERVICE COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                             As Amended and Restated

                            Effective January 1, 2001



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California Water Service Company
Supplemental Executive Retirement Plan
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                                Table of Contents

                                                                            Page

PURPOSE      .................................................................1


ARTICLE 1    DEFINITIONS......................................................1

       1.1       "Actuarial Equivalent".......................................1
       1.2       "Administrative Committee" ..................................2
       1.3       "Average Annual Earnings" ...................................2
       1.4       "Basic Retirement Plan" .....................................2
       1.5       "Board" .....................................................2
       1.6       "Change in Control" .........................................2
       1.7       "Claimant" ..................................................4
       1.8       "Code" ......................................................4
       1.9       "Company" ...................................................4
       1.10      "Deferred Retirement" .......................................4
       1.11      "Early Retirement" ..........................................4
       1.12      "Earnings" ..................................................4
       1.13      "Employer(s)" ...............................................5
       1.14      "ERISA" .....................................................5
       1.15      "Normal Retirement" .........................................5
       1.16      "Participant" ...............................................5
       1.17      "Plan" ......................................................5
       1.18      "Plan Year" .................................................5
       1.19      "Pre-retirement Survivor Benefit" ...........................5
       1.20      "Retirement" or "Retires" ...................................6
       1.21      "Surviving Spouse" ..........................................6
       1.22      "SERP Benefit" ..............................................6
       1.23      "Termination of Employment" .................................6
       1.24      "Trust" .....................................................6
       1.25      "Vested" ....................................................6
       1.26      "Years of Service" ..........................................6

ARTICLE 2    ELIGIBILITY......................................................7

       2.1       Selection by Administrative Committee........................7
       2.2       Commencement of Participation................................7
       2.3       Termination of Participation.................................7
       2.4       Recommencement of Participation..............................8

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California Water Service Company
Supplemental Executive Retirement Plan
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ARTICLE 3    VESTING..........................................................8

       3.1       Vesting in Benefits..........................................8

ARTICLE 4    RETIREMENT DATES.................................................8

       4.1       Normal Retirement............................................9
       4.2       Early Retirement.............................................9
       4.3       Deferred Retirement..........................................9

ARTICLE 5    BENEFITS.........................................................9

       5.1       Normal Retirement Benefits...................................9
       5.2       Early Retirement Benefits...................................11
       5.3       Deferred Retirement Benefit.................................11
       5.4       Change in Control...........................................12
       5.5       Form of Benefit.............................................12
       5.6       Application for Retirement..................................13
       5.7       Withdrawal Election.........................................13
       5.8       Pre-Retirement Death Benefit................................14
       5.9       Missing Person Forfeiture and Reinstatement.................15

ARTICLE 6    TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN..............16

       6.1       Termination.................................................16
       6.2       Amendment...................................................17

ARTICLE 7    OTHER BENEFITS AND AGREEMENTS...................................17

       7.1       Coordination with Other Benefits............................17

ARTICLE 8    ADMINISTRATION OF THE PLAN......................................17

       8.1       Administrative Committee Duties.............................18
       8.2       Agents......................................................18
       8.3       Binding Effect of Decisions.................................18
       8.4       Indemnity of Administrative Committee.......................18
       8.5       Employer Information........................................19

ARTICLE 9    CLAIMS PROCEDURES...............................................19

       9.1       Presentation of Claim.......................................19
       9.2       Notification of Decision....................................19
       9.3       Review of a Denied Claim....................................20
       9.4       Decision on Review..........................................21
       9.5       Legal Action................................................21

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California Water Service Company
Supplemental Executive Retirement Plan
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ARTICLE 10   FUNDING.........................................................21

       10.1      Establishment of the Trust..................................22
       10.2      Interrelationship of the Plan and the Trust.................22

ARTICLE 11   MISCELLANEOUS...................................................22

       11.1      Unsecured General Creditor..................................22
       11.2      Employer's Liability........................................22
       11.3      Nonassignability............................................23
       11.4      Not a Contract of Employment................................23
       11.5      Furnishing Information......................................24
       11.6      Terms.......................................................24
       11.7      Captions....................................................24
       11.8      Governing Law...............................................24
       11.9      Notice......................................................24
       11.10     Successors..................................................25
       11.11     Spouse's Interest...........................................25
       11.12     Incompetent.................................................26
       11.13     Court Order.................................................26
       11.14     Distribution in the Event of Taxation.......................27

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California Water Service Company
Supplemental Executive Retirement Plan
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                                     Purpose

The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees of California Water Service Company, a California corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan was originally effective January 1, 1992 and is restated as set forth in this document effective January 1, 2001.


                                    ARTICLE 1
                                   Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean an actuarial equivalent value of an amount payable in a different form or at a different date computed on the basis of the following actuarial assumptions:

                  Mortality:      1983 Group Annuity Table

                  Interest Rate: Rate on 30-year treasury securities as specified by the Commissioner for the month of November that first precedes the Plan Year.

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California Water Service Company
Supplemental Executive Retirement Plan
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         As the Plan Administrator deems necessary, in its sole discretion,  the above actuarial assumptions may be adjusted from time to time, and no Participant shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted actuarial assumption.

1.2 "Administrative Committee" shall mean the committee authorized to administer the Plan pursuant to Article 8.

"Average Annual Earnings" shall have the same meaning as under the Basic Retirement Plan.

         "Basic Retirement Plan" shall mean the Restatement of the California Water Service Company Pension Plan, as amended from time to time.

"Board" shall mean the board of directors of the Company.

"Change in Control" shall be deemed to take place on the occurrence of any of the following events:

         (a) Any merger or consolidation of the Company or California Water Service Group ("Target Entity") in which the Target Entity is not the surviving organization, a majority of the capital stock of which is not owned by the shareholders of the Target Entity immediately prior to such merger or consolidation;

         (b) A transfer of all or substantially all of the assets of the Target Entity;

         (c) Any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Target Entity wherein thirty percent (30%) or more of the outstanding shares of the Target Entity are transferred to any "person" (as the term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934);

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California Water Service Company
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         (d)      The  acquisition  by or  transfer to a Person  (including  all
                  Affiliates or Associates of such Person) of "beneficial ownership" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of capital stock of Target Entity if after such acquisition or transfer such Person (and their Affiliates or Associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of Target Entity entitled to vote in elections of directors;

         (e) The election to the Board of Directors of Target Entity of candidates who were not recommended for election by the Board of Directors of Target Entity in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election; or

         (f) Any other corporate reorganization, merger or consolidation immediately after which thirty percent (30%) or more of the stock ownership of the surviving company's outstanding shares is owned by a Person (or their Affiliates and Associates) who did not own shares of the Target Entity immediately before the transaction.

"Claimant" shall have the meaning set forth in Section 8.1.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Company" shall mean California Water Service Company, a California corporation.

"Deferred Retirement" shall have the meaning set forth in Section 4.3.

"Early Retirement" shall have the meaning set forth in Section 4.2.

"Earnings" shall mean the actual annual compensation paid by the Employer to the Participant, determined as of December 31 of each Plan Year as listed on an Employer's payroll records. Compensation shall be included for any period of Participation if the Participant is in the Plan for a portion of any year. Earnings shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified retirement

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California Water Service Company
Supplemental Executive Retirement Plan
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plans of any  Employer  shall be  calculated  to include  amounts not  otherwise included in the Participant's gross income under Code sections 125 or 402(e)(3) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in earnings only to the extent, that had there been no such plan, the amount would have been payable in cash to the Participant. In the event a Participant becomes totally and permanently disabled, earnings shall be deemed to continue for purposes of this Plan at the rate or amount in effect immediately prior to such disability, as determined within the sole discretion of the Employer.

"Employer(s)" shall mean the Company and any subsidiaries or affiliates of the Company that have been selected by the Board to participate in the Plan.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Normal Retirement" shall have the meaning set forth in Section 4.1.

"Participant" shall mean any employee (i) who is elected as an officer by the Board and (ii) designated as a "Participant" by the Board.

"Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

"Plan Year" shall begin on January 1 of each year and continue through December 31.

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California Water Service Company
Supplemental Executive Retirement Plan
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"Pre-retirement Survivor Benefit" shall mean a benefit provided in Section 5.7.

"Retirement" or "Retires" shall mean, in each instance, Early Retirement or Normal Retirement, as the case may be.

"Surviving Spouse" shall mean the legally married spouse of a Participant upon the Participant's death.

"SERP Benefit" shall mean the benefit provided in Article 5 of the Plan.

"Termination of Employment" shall mean a Participant ceasing to be an employee of all Employers, voluntarily or involuntarily, but shall exclude cessation of employment with all Employers as a result of Normal Retirement, Early Retirement or death.

"Trust" shall mean any trust established between the Company and the trustee named therein, as amended from time to time that may be used to fund benefits payable under the Plan.

"Vested"  shall  mean  that  a  Participant's   benefits  under  this  Plan  are
non-forfeitable as determined in accordance with Article 3 below.

"Years of Service" for eligibility, vesting and benefit accrual shall have the same meaning as provided in the Basic Retirement Plan, including the maximum number of Years of Service of 35; except that additional Years of Service may be granted to a Participant for any purpose by written action of the Board.

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California Water Service Company
Supplemental Executive Retirement Plan
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                                    ARTICLE 2
                                   Eligibility

Selection by Administrative Committee. Participation in the Plan shall be limited to officers of the Employers who have been designated as a Participant by the Board.

2.1      Commencement   of   Participation.   A   Participant   shall   commence
         participation in the Plan on the first day of the month following the date such individual is designated by the Board as a Participant.

2.2 Termination of Participation. A Participant shall cease participation in the Plan (i) upon termination of an unvested Participant's employment for any reason other than Normal Retirement, Early Retirement or Deferred Retirement (as provided in Article 4), (ii) upon action in writing by the Board prior to full vesting of a Participant's SERP Benefit, or (iii) upon complete distribution of all benefits payable to a Participant or his Surviving Spouse. Pursuant to this
         Section 2.3, the Board shall have the authority to amend this Plan at any time to remove any Participant from further participation in the Plan. The Board shall provide notice to the Administrative Committee and any affected Participant of such action. If an unvested Participant is removed, no further vesting shall occur and the unvested SERP
         Benefit shall be forfeited. If a Vested Participant is removed, such Participant shall have no additional Years of Service or Earnings recognized under the Plan after the date of removal.

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California Water Service Company
Supplemental Executive Retirement Plan
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2.3      Recommencement  of  Participation.  The  participation  of a terminated
         Participant shall recommence in accordance with Section 2.2 upon being redesignated by the Board in accordance with Section 2.1. Upon recommencement of participation, Years of Service shall be counted to the extent counted under the Basic Retirement Plan.


                                    ARTICLE 3
                                     Vesting

3.1      Vesting in Benefits.

         (a) General. Except as provided in Sections 3.1(b), each Participant shall have a non-forfeitable right or Vested interest in his or her SERP Benefit after at least five (5) Years of Service as defined for vesting purposes under the Basic Retirement Plan and including any additional Years of Service awarded under Section 1.26. A Participant who terminates his employment with less than five (5) Years of Service shall forfeit his benefits under the Plan.

         (b) Special. Notwithstanding Section 3.1(a) above, a Participant shall have a non-forfeitable right or Vested interest in the Participant's SERP Benefit under the Plan upon a Change in Control.

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California Water Service Company
Supplemental Executive Retirement Plan
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                                   ARTICLE 4
                                Retirement Dates

4.1 Normal Retirement. A Participant shall be eligible to retire on his normal retirement date which is the first day of the month coinciding with or next following his 65th birthday. The amount of his normal retirement benefit shall be determined in accordance with the benefit formula in Section 5.1.

4.2 Early Retirement. A Participant shall be eligible to retire early on his early retirement date which is the first day of any month subsequent to the date of termination after he has attained age 55, but before his normal retirement date.

         Upon termination of employment while eligible for early retirement, payment of benefits to the Participant shall commence immediately on the first of the month following his date of termination of employment. In no event shall a terminated Participant defer commencement of his early retirement benefits beyond his early retirement date.

         The amount of his early retirement benefit shall be determined in accordance with Section 5.2.

4.3 Deferred Retirement. A Participant shall be eligible to retire on his or her Deferred Retirement date which is the first day of any month subsequent to the date of termination of employment after he has attained his Normal Retirement date described in Section 4.1.

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California Water Service Company
Supplemental Executive Retirement Plan
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                                   ARTICLE 5
                                    Benefits

5.1 Normal Retirement Benefits. Upon Normal Retirement pursuant to Section 4.1, a Participant shall receive a monthly retirement allowance in the form of an annuity equal to (a) minus (b) where:

         (a)      is  a   percentage   from  the   following   table  times  the
                  Participant's Average Annual Earnings divided by 12:

       Years of Service     Percentage          Years of Service      Percentage

            5                  10%                   20                  40%
            6                  12%                   21                  41
            7                  14%                   22                  42
            8                  16%                   23                  43
            9                  18%                   24                  44
            10                 20%                   25                  45
            11                 22                    26                  46
            12                 24                    27                  47
            13                 26                    28                  48
            14                 28                    29                  49
            15                 30                    30                  50
            16                 32                    31                  51
            17                 34                    32                  52
            18                 36                    33                  53
            19                 38                    34                  54
                                                  35 or more             55

                  Years of Service are Years of Service for benefit accrual purposes under the Basic Retirement Plan, but not including Years of Service accrued after the date of removal from Plan coverage under Section 2.3 and including any additional Years of Service awarded by the Board of Directors under Section 1.14.

         (b) is the Participant's accrued monthly life annuity benefit from the Basic Retirement Plan, calculated in accordance with the provisions under such

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California Water Service Company
Supplemental Executive Retirement Plan
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                  Plan  as of the  date  of  retirement  under  this  Plan.  Any subsequent increases to the benefit from the Basic Retirement Plan, which may become payable to the Participant after his normal retirement date described in Section 4.1, his early retirement date described in Section 4.2, or his deferred retirement date described in Section 4.3, which is applicable to him, shall not reduce the Participant's benefit under this Plan.

5.2      Early Retirement Benefits.

         (a) If a Participant retires early on or after age 55 and prior to age 60, the monthly benefit shall be calculated in accordance with Section 5.1 and reduced to the following amounts:

                     Age at Retirement           Percentage of Monthly Benefits

                      60 and over                           100%
                          59                                 95%
                          58                                 90%
                          57                                 85%
                          56                                 80%
                          55                                 74%

                  Reductions according to the above table shall be prorated for months of age.

         (b) If a Participant retires early after a Change in Control and before age 55, the percentage of monthly benefits shall be reduced from 74% by an additional 5% for each year below age 55 until such reduction equals or exceeds 100%.

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California Water Service Company
Supplemental Executive Retirement Plan
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5.3      Deferred  Retirement  Benefit. If a Participant retires on his Deferred
         Retirement date described in Section 4.3, his monthly benefit shall be calculated in accordance with Section 5.1, but based on Years of Service not to exceed 35 and Average Annual Earnings as of his Deferred Retirement date.

5.4 Change in Control. In addition to 3.1(b), for purposes of calculating a SERP benefit under this Article 5, immediately upon the date of Change in Control, each Participant shall be deemed to have the following:

         (a) additional years added to his or her age such that he or she shall be age 55 for purposes of the Plan other than Section 5.2, and

         (b) three additional Years of Service for purposes of SERP Benefits under Article 5.

5.5      Form of Benefit.  The annuity benefit shall be paid as follows:

         (a) Married Participant. The retirement benefit of a Participant who is married shall be paid in the form of a 50% spouse joint and survivor annuity benefit. This form of benefit payment is a monthly amount described in Section 5.1, 5.2 or 5.3, as applicable, commencing on the Participant's retirement date and payable during his lifetime, with 50% of such monthly amount to continue to his Surviving Spouse from the first day of the month following the date of his death. The payments shall end

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California Water Service Company
Supplemental Executive Retirement Plan
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                  with the last  payment due on or before the  Participant's  or his Surviving Spouse's date of death, whichever occurs later.

         (b) Unmarried Participant. The retirement benefit of a Participant who is unmarried shall be a life annuity benefit payable for the life of the Participant. This form of benefit is a monthly amount described in Section 5.1, 5.2 or 5.3, as applicable, commencing on the Participant's retirement date and payable during his lifetime, ending with the last payment due on or before his date of death.

5.6 Application for Retirement. To receive benefits under this Plan, a Participant must file a written response with the Administrative Committee no less than 30 days, nor more than 90 days, prior to his Normal Retirement date (specified in Section 4.1), his Early Retirement date (specified in Section 4.2), or his deferred retirement date (specified in Section 4.3), whichever is applicable.

         If an application is not filed prior to retirement, the amount of payment required to commence as above will not be ascertainable on the retirement date; and commencement of retirement benefit payments shall be delayed until no more than 60 days after the application is filed, or the amount of such payment is ascertained, at which time a payment retroactive to the retirement date shall be made.

5.7      Withdrawal Election.

         (a) Post Retirement. A Participant may elect, at any time after he or she commences to receive payments under this Plan, to receive those payments in a lump sum, based on the actuarial equivalent of his or her

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California Water Service Company
Supplemental Executive Retirement Plan
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                  remaining Vested SERP Benefit less a 10% penalty (as described below). No election to partially accelerate benefits shall be allowed. The Participant shall make this election by giving the Administrative Committee advance written notice of the election in a form determined from time to time by the Administrative Committee. The penalty shall be equal to 10% of the Participant's remaining Vested SERP Benefit, determined on an actuarial equivalent basis. The Participant shall be paid the net of penalty SERP Benefit amount within 60 days of his
                  or  her  election.   Once  the  SERP  Benefit  is  paid,   the
                  Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future.

         (b) Post Change in Control. A Participant may elect, at any time within six months after a Change in Control, to receive benefit payments under this Plan in a lump sum, based on the actuarial equivalent of his or her vested SERP Benefit less a 10% penalty (as described herein). No election to partially accelerate benefits shall be allowed. The Participant shall make this election by giving the Administrative Committee advance written notice of the election in a form approved by the Administrative Committee. The penalty shall be equal to 10% of the Participant's vested SERP Benefit determined on actuarial equivalent basis. The Participant shall be paid the net SERP Benefit amount within sixty days of his or her election. Once the SERP Benefit is paid, the Participant's participation in

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California Water Service Company
Supplemental Executive Retirement Plan
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                  the Plan  shall  terminate  and the  Participant  shall not be eligible to participate in the Plan in the future.

5.8 Pre-Retirement Death Benefit. Upon the death of a Participant who is Vested in accordance with Article 3 and who dies prior to his receipt of benefits under the Plan, the Participant's Surviving Spouse shall be eligible for a pre-retirement death benefit. For a Participant who is at least age 55 on his date of death, the Surviving Spouse's pre-retirement death benefit shall be equal to one-half the benefit that would have been paid to the Participant if the Participant had retired as of the date of death.

         If the Participant is under age 55 at death, his Surviving Spouse's pre-retirement death benefit shall be equal to one-half the benefit the Participant would have received if the Participant had reached age 55 and retired as of the date of death, based on his Earnings and Years of Service at death.

         The Surviving Spouse's benefit shall commence immediately upon the death of the Participant (or when the Participant would have been age 55, if later) and shall be payable for the life of the Spouse. A Participant's right to benefits under the Plan shall cease upon the Participant's death except as provided in this section. No pre-retirement death benefit will be paid in respect to a Participant who dies without a Surviving Spouse.

5.9 Missing Person Forfeiture and Reinstatement. A Participant's Vested retirement benefit and the benefit payable to a Participant's Surviving Spouse shall be forfeited if the benefit cannot be paid because the identity or whereabouts of the person entitled to the payment cannot be ascertained. The Administrative Committee's determination of when such payment cannot be made shall be final.

         Notwithstanding the foregoing, if at any time subsequent to the forfeiture, the person entitled makes a claim to the Administrative Committee for such payment,

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California Water Service Company
Supplemental Executive Retirement Plan
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         the amount of the  forfeiture  shall be reinstated and the payment made to such person retroactive to the date benefits would have begun.


                                   ARTICLE 6
               Termination, Amendment or Modification of the Plan

6.1 Termination. Each Employer reserves the right to terminate the Plan at any time with respect to its participating employees by the actions of its board of directors. The termination of the Plan shall not adversely affect any Participant or his or her Surviving Spouse who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate payments by paying the actuarial equivalent value of such payments. For all other Participants, upon the termination of the Plan, the actuarial equivalent of a Participant's vested SERP Benefit shall be paid out in a lump sum.

6.2 Amendment. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then vested SERP Benefit, determined on an actuarial equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her Surviving Spouse who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the actuarial equivalent value

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         of such payments either in a lump sum or in some other accelerated form of payment. No amendment or modification of the Plan adopted within two months prior to or following a Change in Control shall be effective to decrease a Participant's SERP benefit or restrict vesting in a SERP benefit as compared to the Participant's SERP benefit immediately following a Change in Control absent such amendment.


                                   ARTICLE 7
                          Other Benefits and Agreements

7.1 Coordination with Other Benefits. The benefits provided for a Participant under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employers. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 8
                           Administration of the Plan

8.1 Administrative Committee Duties. This Plan shall be administered by an Administrative Committee which shall consist of three members of the Board, or such committee as the Board shall appoint. Members of the Administrative Committee may be Participants under this Plan. The
         Administrative Committee shall also have the sole discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan,

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         (ii) decide or resolve any and all questions including  interpretations of this Plan, as may arise in connection with the Plan, (iii) determine eligibility of any employer or officer of the Company and to designate an officer as a Participant, (iv) to determine Year of Service of any Participant and the amount of SERP Benefit payable under the Plan, and
         (v) exercise all other powers necessary to administer the Plan in accordance with its terms.

8.2 Agents. In the administration of this Plan, the Administrative Committee may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to any Employer.

8.3 Binding Effect of Decisions. The decision or action of the Administrative Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.4 Indemnity of Administrative Committee. All Employers shall indemnify and hold harmless the members of the Administrative Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Administrative Committee or any of its members.

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8.5      Employer Information. To enable the Administrative Committee to perform its functions, each Employer shall supply full and timely information to the Administrative Committee on all matters relating to the compensation of its Participants, the date and circumstances of the retirement,  disability,  death or  Termination  of  Employment  of its
         Participants,   and   such   other   pertinent   information   as   the
         Administrative Committee may reasonably require.


                                   ARTICLE 9
                                Claims Procedures

9.1 Presentation of Claim. Any Participant or Surviving Spouse of a deceased Participant (such Participant or Surviving Spouse being referred to below as a "Claimant") may deliver to the Administrative Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

9.2 Notification of Decision. The Administrative Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

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         (a)      that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Administrative Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 9.3 below.

9.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Administrative Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Administrative Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

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         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Administrative Committee, in its sole discretion, may grant.

9.4 Decision on Review. The Administrative Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Administrative Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a) specific reasons for the decision; specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (b) such other matters as the Administrative Committee deems relevant.

9.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 9 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

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                                   ARTICLE 10
                                     Funding

10.1 Establishment of the Trust. The Company may establish a Trust to fund benefit payments due under the Plan. Contributions shall be made at the discretion of the Employers and the Employers shall transfer over to the Trust such assets, if any, as the Employers determine, in their sole discretion. Benefits not paid by the Trust shall be paid from general assets of the Employers.

10.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of any Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 11
                                  Miscellaneous

11.1 Unsecured General Creditor. A Participant and a Surviving Spouse, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be,

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         and remain, the general, unpledged unrestricted assets of the Employer.
         An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

11.2 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

11.3 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

11.4 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement.

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         Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

11.5 Furnishing Information. A Participant or his or her Surviving Spouse will cooperate with the Administrative Committee by furnishing any and all information requested by the Administrative Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Administrative Committee may deem necessary.

11.6 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

11.7 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

11.8 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflict of laws principles.

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11.9     Notice.  Any notice or filing  required or permitted to be given to the
         Administrative Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Chief Financial Officer
                           California Water Service Company
                           1720 North First Street
                           San Jose, CA 95112

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

11.10 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Surviving Spouse.

11.11 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

11.12    Incompetent.   If  the  Administrative   Committee  determines  in  its
         discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or

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         to a person  incapable of handling  the  disposition  of that  person's property, the Administrative Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrative Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

11.13 Court Order. The Administrative Committee is authorized to make any payments directed by court order in any action in which the Plan or Administrative Committee has been named as a party.

11.14 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Administrative Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date

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         when the Participant's  petition is granted.  Such a distribution shall affect and reduce the benefits to be paid under this Plan.


         IN WITNESS WHEREOF, ____________________ has signed this Plan document on __________________, 200_.



                                               CALIFORNIA WATER SERVICE
                                               COMPANY, a California corporation


                                               By: _____________________________

                                               Title: __________________________

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                                                                            -29-